UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	84-3721253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 9, 2020, ZoomInfo Technologies Inc. (the “Company”) entered into an underwriting agreement (the "Underwriting Agreement") with certain selling stockholders (the “Selling Stockholders”) and Morgan Stanley & Co. LLC (the “Underwriter”), relating to an offering (the “Secondary Offering”) of 20,000,000 shares of the Company's Class A common stock, par value $0.01 per share ("Class A Common Stock"), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-258408) at a public offering price of $63.00 per share. Additionally, the Selling Stockholders granted the Underwriter a 30-day over-allotment option from the date of the Underwriting Agreement to purchase up to 3,000,000 additional shares of Class A Common Stock. The Company did not sell any shares in the Secondary Offering. All of the shares are being sold by the Selling Stockholders, and the Underwriter agreed to purchase the shares from the Selling Stockholders at a price of $62.00 per share (the public offering price net of underwriting discounts).

On August 11, 2021, the Company, the Selling Stockholders and the Underwriter completed the Secondary Offering. The Selling Stockholders received all of the net proceeds from the Secondary Offering.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.
The following documents are herewith filed as exhibits to this report:

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of August 9, 2021, among ZoomInfo Technologies Inc., ZoomInfo Intermediate Holdings LLC, ZoomInfo Holdings LLC, the Selling Stockholders party thereto and Morgan Stanley & Co. LLC

5.1	Opinion of Simpson Thacher & Bartlett LLP
23.1	Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: August 11, 2021
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:    General Counsel and Corporate Secretary